BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE SEPARATE ACCOUNT A

BRIGHTHOUSE GROWTH AND INCOME

Supplement Dated June 13, 2022 to the

Prospectus dated April 29, 2022

This supplement revises information in the prospectus dated April 29, 2022 for contracts issued by Brighthouse Life Insurance Company (the “Company”, “we” or “us”) and which discloses an increase of expenses for the Fidelity VIP FundsManager 50% Portfolio, an Investment Option offered by the Brighthouse Growth and Income variable annuity contract.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at Annuity Service Center, P.O. Box 770001, Cincinnati, OH 45277-0050, or by calling (800) 634-9361, to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Effective May 27, 2022, current expenses for the Fidelity VIP FundsManager 50% Portfolio increased from 0.69% to 0.70%.

In “Appendix A: Investment Options Available Under the Contract,” replace the information relating to Fidelity VIP FundsManager 50% Portfolio with the following new information:

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year

Seeks high total return.	Fidelity VIP FundsManager 50% Portfolio — Investor Class#‡1 Fidelity Management & Research Company LLC	0.70%	10.02%	9.91%	8.33%

# Certain Investment Options and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Investment Options’ prospectuses for additional information regarding these arrangements.

‡ This Investment Option is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Investment Option invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

1 Available only under contracts issued on or after July 21, 2012.

More information about this Investment Option is available in the prospectus for the Investment Option, which may be amended from time to time. You can request this information at no cost by calling (800) 544-2442, or sending an email request to funddocuments@fmr.com.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE